UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2021

Kimco Realty Corporation
(Exact name of registrant as specified in charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-10899	13-2744380
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)
500 N. Broadway
Suite 201
Jericho, New York 11753

Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	KIM	New York Stock Exchange

Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange

Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of an Acquisition or Disposition of Assets.

On August 3, 2021, Kimco Realty Corporation, a Maryland corporation (the “Company”), completed its previously announced acquisition of Weingarten Realty Investors, a Texas real estate investment trust (“WRI”), pursuant to the Agreement and Plan of Merger, dated as of April 15, 2021 (the “Merger Agreement”), by and between the Company and WRI.  Upon the terms and subject to the conditions of the Merger Agreement, on August 3, 2021, at the effective time of the Merger (the “Effective Time”), WRI merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each common share of beneficial interest, par value $0.03 per share, of WRI issued and outstanding immediately prior to the Effective Time (other than certain shares as set forth in the Merger Agreement) were automatically converted into the right to receive (i) $2.20 in cash (the “Cash Consideration”) and (ii) 1.408 shares of common stock, par value $0.01 per share, of the Company (together with cash in lieu of fractional shares, the “Stock Consideration” and together with the Cash Consideration, the “Merger Consideration”). No fractional shares of Company common stock were issued in the Merger, and WRI’s shareholders became entitled to receive cash in lieu of fractional shares.  As a result of the Merger, former WRI common shareholders will receive approximately 180 million shares of Company common stock for their WRI common shares.

In addition, pursuant to the terms of the Merger Agreement, at the Effective Time, each award of restricted WRI common shares outstanding immediately prior to the Effective Time became fully vested, with any applicable performance goals deemed satisfied at the target level, and was cancelled and converted into the right to receive the Merger Consideration with respect to each WRI common share subject to such WRI restricted share award.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 3, 2021, the Company held a virtual special meeting of common stockholders (the “Special Meeting”).  At the Special Meeting, Company common stockholders voted on a proposal to approve the Merger (the “Merger Proposal”).  The proposals listed below are described in more detail in the joint proxy statement/prospectus filed by the Company with the SEC on June 25, 2021. Of the 433,515,776 shares of Company common stock issued and outstanding at the close of business as of June 21, 2021, the record date for the Special Meeting, stockholders holding a majority of the shares of Company common stock entitled to vote were present or represented by proxy at the Special Meeting, constituting a quorum for all matters to be presented at the Special Meeting.

Proposal 1 – Merger Proposal

The Merger Proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
369,650,384	229,319	757,713	N/A

Proposal 2 – Adjournment Proposal

In connection with the Special Meeting, the Board of Directors of the Company also solicited proxies with respect to a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal if there are insufficient votes at the time of such adjournment to approve the Merger Proposal. The adjournment proposal was not submitted to Kimco common stockholders for approval at the Special Meeting because Kimco common stockholders approved the Merger Proposal, as noted above.

Item 7.01	Regulation FD Disclosure.

On August 4, 2021, the Company issued a press release announcing the completion of the Merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of WRI and its subsidiaries as of December 31, 2020 and 2019 and the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2020 are hereby incorporated by reference to Exhibit 99.2 hereto.

The unaudited consolidated balance sheet of WRI and its subsidiaries as of June 30, 2021 and the related consolidated statements of operations, comprehensive income, equity and cash flows for the three-month periods and six-month periods ended June 30, 2021 and 2020 are hereby incorporated by reference to Exhibit 99.3 hereto.

(b) Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of April 15, 2021, by and between Kimco Realty Corporation and Weingarten Realty Investors (incorporated by reference to Exhibit 2.1 to Kimco Realty Corporation’s Current Report on Form 8-K filed on April 15, 2021).*

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release, dated August 4, 2021.

99.2
Audited consolidated balance sheets of Weingarten Realty Investors and its subsidiaries as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income, equity and cash flows, for each of the three years in the period ended December 31, 2020 (incorporated by reference to Weingarten Realty Investors’ Annual Report on Form 10-K filed on February 26, 2021).

99.3
Unaudited consolidated balance sheet of Weingarten Realty Investors and its subsidiaries as of June 30, 2021, and the related consolidated statements of operations, comprehensive income, equity and cash flows for the three-month periods and the six-month periods ended June 30, 2021 and 2020 (incorporated by reference to Weingarten Realty Investors’ Quarterly Report on Form 10-Q filed on August 2, 2021).

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2021	KIMCO REALTY CORPORATION

/s/ Glenn G. Cohen
Glenn G. Cohen
Chief Financial Officer